UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2016

Analog Devices, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 26, 2016, Analog Devices, Inc. (the “Company”) updated its guidance for the third quarter of fiscal year 2016 as set forth in the press release attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On July 26, 2016, the Company and Linear Technology Corporation (“Linear”) issued a press release announcing the execution of an Agreement and Plan of Merger, dated as of July 26, 2016, by and among the Company, Linear, and Tahoe Acquisition Corp., a wholly owned subsidiary of the Company, providing for the acquisition of Linear by the Company. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information Will Be Filed With The SEC

In connection with the proposed transaction, the Company and Linear intend to file relevant information with the Securities and Exchange Commission (the “SEC”), including a registration statement of the Company on Form S-4 (the “registration statement”) that will include a prospectus of the Company and a proxy statement of Linear (the “proxy statement/prospectus”). INVESTORS AND SECURITY HOLDERS OF LINEAR ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, LINEAR AND THE PROPOSED TRANSACTION. A definitive proxy statement/prospectus will be sent to Linear’s shareholders. The registration statement, proxy statement/prospectus and other documents filed by the Company with the SEC may be obtained free of charge at the Company’s website at www.analog.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them by mail at Analog Devices, Inc., One Technology Way, P.O. Box 9106, Norwood, MA 02062-9106, Attention Investor Relations, or by telephone at (781) 461-3282. The documents filed by Linear with the SEC may be obtained free of charge at Linear’s website at www.linear.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Linear by requesting them by mail at Linear Technology Corporation, 1630 McCarthy Blvd., Milpitas, CA, 95035-7417, Attention: Investor Relations, or by telephone at (408) 432-2407.

Participants in the Solicitation

Linear, the Company and certain of their directors, executive officers and employees may be deemed participants in the solicitation of proxies from Linear shareholders in connection with the proposed transaction. Information regarding the persons who may be deemed to be participants in the solicitation of Linear shareholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the Company common stock is set forth in the definitive proxy statement for the Company’s 2016 annual meeting of shareholders, as previously filed with the SEC on January 28, 2016. Information about the directors and executive officers of Linear and their ownership of Linear common stock is set forth in the definitive proxy statement for Linear’s 2015 annual meeting of shareholders, as previously filed with the SEC on September 17, 2015. Free copies of these documents may be obtained as described in the paragraphs above.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated July 26, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2016	ANALOG DEVICES, INC.

	By:	/s/ David A. Zinsner
David A. Zinsner
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 26, 2016